Exhibit 10.1

STATE OF CALIFORNIA		Department of Transportation
STANDARD AGREEMENT
STD 213 (Rev 09/01)
AGREEMENT NUMBER
	Public Works Agreement	56A0301
REGISTRATION NUMBER

1.	This Agreement is entered into between the State Agency and the Contractor named below:
STATE AGENCY'S NAME
California Department of Transportation (Caltrans)
CONTRACTOR'S NAME
Michael J. Sullivan Communications
2.	The term of this Agreement is:	June 1, 2011 through May 31, 2014
3.	The maximum amount of this Agreement is:	$2,306,997.60 Two Million Three Hundred Six Thousand Nine Hundred Ninety-seven Dollars and Sixty Cents
4.	The parties agree to comply with the terms and conditions of the following exhibits/attachments, which are by this reference made a part of the Agreement.

Exhibit A — Scope of Work	21 Pages
Exhibit B — Budget Detail and Payment Provisions	8 Pages
Exhibit C* — General Terms and Conditions (Electronic File: GTC 610)
Exhibit D - Special Terms and Conditions	3 Pages
Exhibit E — Additional Provisions	4 Pages
Attachment 1 — Bid Proposal	1 Page
Attachment 2 — Bidder Declaration Form, GSPD-05-105	2 Pages
Attachment 3 — Contractor Certification Clause	4 Pages
Attachment 4 — Maintenance Service Agreements Labor Compliance Offices	1 Page
Attachment 5 — Service Request Ticket Listing/Work Authorization	3 Pages
Attachment 6 — District Communications Line & Element Inventory (2009)	2 Pages

Items shown with an Asterisk (*), are hereby incorporated by reference and made part of this Agreement as if attached hereto. These documents can be viewed at http://www.ols.dos.ca.gov/Standard+Language/default.htm

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto.
CONTRACTOR		California Department of
CONTRACTOR'S NAME (if other than an individual, state whether a corporation, partnership, etc.)		General Services Use
Michael J. Sullivan Communications		Only
BY (Authorized signature)	DATE SIGNED (Do not type)
/s/ Michael J. Sullivan	5/27/2011
PRINTED NAME AND TITLE OF PERSON SIGNING
Michael J. Sullivan, Owner
ADDRESS
4830 Sorento Road Sacramento, CA 95835
STATE OF CALIFORNIA
AGENCY NAME
California Department of Transportation (Caltrans)
BY (Authorized signature)	DATE SIGNED (Do not type)
/s/ Lindy K. Wilson	6/01/2011
PRINTED NAME AND TITLE OF PERSON SIGNING		☒ Exempt Per: PCC 10100
Lindy K. Wilson, Contract Officer
ADDRESS
1727 30 Street 4th Floor Sacramento, CA 95816

STATE OF CALIFORNIA		Department of Transportation
STANDARD AGREEMENT
STD 213 (Rev 09/01)
AGREEMENT NUMBER
	Public Works Agreement	56A0302
REGISTRATION NUMBER

1.	This Agreement is entered into between the State Agency and the Contractor named below:
STATE AGENCY'S NAME
California Department of Transportation (Caltrans)
CONTRACTOR'S NAME
Michael J. Sullivan Communications
2.	The term of this Agreement is:	June 1, 2011 through May 31, 2014
3.	The maximum amount of this Agreement is:	$1,117,498.80 One Million One Hundred Seventeen Thousand Four Hundred Ninety-eight Dollars and Eighty Cents
4.	The parties agree to comply with the terms and conditions of the following exhibits/attachments, which are by this reference made a part of the Agreement.

Exhibit A — Scope of Work	17 Pages
Exhibit B — Budget Detail and Payment Provisions	8 Pages
Exhibit C* — General Terms and Conditions (Electronic File: GTC 610)
Exhibit D - Special Terms and Conditions	3 Pages
Exhibit E — Additional Provisions	4 Pages
Attachment 1 — Bid Proposal	1 Page
Attachment 2 — Bidder Declaration Form, GSPD-05-105	2 Pages
Attachment 3 — Contractor Certification Clause	4 Pages
Attachment 4 — Maintenance Service Agreements Labor Compliance Offices	1 Page
Attachment 5 — Service Request Ticket Listing/Work Authorization	3 Pages
Attachment 6 — District Communications Line & Element Inventory (2009)	2 Pages

Items shown with an Asterisk (*), are hereby incorporated by reference and made part of this Agreement as if attached hereto. These documents can be viewed at http://www.ols.dos.ca.gov/Standard+Language/default.htm

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto.
CONTRACTOR		California Department of
CONTRACTOR'S NAME (if other than an individual, state whether a corporation, partnership, etc.)		General Services Use
Michael J. Sullivan Communications		Only
BY (Authorized signature)	DATE SIGNED (Do not type)
/s/ Michael J. Sullivan	5/27/2011
PRINTED NAME AND TITLE OF PERSON SIGNING
Michael J. Sullivan, Owner
ADDRESS
4830 Sorento Road Sacramento, CA 95835
STATE OF CALIFORNIA
AGENCY NAME
California Department of Transportation (Caltrans)
BY (Authorized signature)	DATE SIGNED (Do not type)
/s/ Lindy K. Wilson	6/01/2011
PRINTED NAME AND TITLE OF PERSON SIGNING		☒ Exempt Per: PCC 10100
Lindy K. Wilson, Contract Officer
ADDRESS
1727 30 Street 4th Floor Sacramento, CA 95816

STATE OF CALIFORNIA		Department of Transportation
STANDARD AGREEMENT
STD 213 (Rev 09/01)
AGREEMENT NUMBER
	Public Works Agreement	56A0303
REGISTRATION NUMBER

1.	This Agreement is entered into between the State Agency and the Contractor named below:
STATE AGENCY'S NAME
California Department of Transportation (Caltrans)
CONTRACTOR'S NAME
Michael J. Sullivan Communications
2.	The term of this Agreement is:	June 1, 2011 through May 31, 2014
3.	The maximum amount of this Agreement is:	$403,499.60 Four Hundred Three Thousand Four Hundred Ninety-nine Dollars and Sixty Cents
4.	The parties agree to comply with the terms and conditions of the following exhibits/attachments, which are by this reference made a part of the Agreement.

Exhibit A — Scope of Work	17 Pages
Exhibit B — Budget Detail and Payment Provisions	8 Pages
Exhibit C* — General Terms and Conditions (Electronic File: GTC 610)
Exhibit D - Special Terms and Conditions	3 Pages
Exhibit E — Additional Provisions	4 Pages
Attachment 1 — Bid Proposal	1 Page
Attachment 2 — Bidder Declaration Form, GSPD-05-105	2 Pages
Attachment 3 — Contractor Certification Clause	4 Pages
Attachment 4 — Maintenance Service Agreements Labor Compliance Offices	1 Page
Attachment 5 — Service Request Ticket Listing/Work Authorization	3 Pages
Attachment 6 — District Communications Line & Element Inventory (2009)	2 Pages

Items shown with an Asterisk (*), are hereby incorporated by reference and made part of this Agreement as if attached hereto. These documents can be viewed at http://www.ols.dos.ca.gov/Standard+Language/default.htm

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto.
CONTRACTOR		California Department of
CONTRACTOR'S NAME (if other than an individual, state whether a corporation, partnership, etc.)		General Services Use
Michael J. Sullivan Communications		Only
BY (Authorized signature)	DATE SIGNED (Do not type)
/s/ Michael J. Sullivan	5/27/2011
PRINTED NAME AND TITLE OF PERSON SIGNING
Michael J. Sullivan, Owner
ADDRESS
4830 Sorento Road Sacramento, CA 95835
STATE OF CALIFORNIA
AGENCY NAME
California Department of Transportation (Caltrans)
BY (Authorized signature)	DATE SIGNED (Do not type)
/s/ Lindy K. Wilson	6/01/2011
PRINTED NAME AND TITLE OF PERSON SIGNING		☒ Exempt Per: PCC 10100
Lindy K. Wilson, Contract Officer
ADDRESS
1727 30 Street 4th Floor Sacramento, CA 95816

STATE OF CALIFORNIA		Department of Transportation
STANDARD AGREEMENT
STD 213 (Rev 09/01)
AGREEMENT NUMBER
	Public Works Agreement	56A0304
REGISTRATION NUMBER

1.	This Agreement is entered into between the State Agency and the Contractor named below:
STATE AGENCY'S NAME
California Department of Transportation (Caltrans)
CONTRACTOR'S NAME
Michael J. Sullivan Communications
2.	The term of this Agreement is:	June 1, 2011 through May 31, 2014
3.	The maximum amount of this Agreement is:	$1,117,498.80 One Million One Hundred Seventeen Thousand Four Hundred Ninety-eight Dollars and Eighty Cents
4.	The parties agree to comply with the terms and conditions of the following exhibits/attachments, which are by this reference made a part of the Agreement.

Exhibit A — Scope of Work	17 Pages
Exhibit B — Budget Detail and Payment Provisions	8 Pages
Exhibit C* — General Terms and Conditions (Electronic File: GTC 610)
Exhibit D - Special Terms and Conditions	3 Pages
Exhibit E — Additional Provisions	4 Pages
Attachment 1 — Bid Proposal	1 Page
Attachment 2 — Bidder Declaration Form, GSPD-05-105	2 Pages
Attachment 3 — Contractor Certification Clause	4 Pages
Attachment 4 — Maintenance Service Agreements Labor Compliance Offices	1 Page
Attachment 5 — Service Request Ticket Listing/Work Authorization	3 Pages
Attachment 6 — District Communications Line & Element Inventory (2009)	2 Pages

Items shown with an Asterisk (*), are hereby incorporated by reference and made part of this Agreement as if attached hereto. These documents can be viewed at http://www.ols.dos.ca.gov/Standard+Language/default.htm

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto.
CONTRACTOR		California Department of
CONTRACTOR'S NAME (if other than an individual, state whether a corporation, partnership, etc.)		General Services Use
Michael J. Sullivan Communications		Only
BY (Authorized signature)	DATE SIGNED (Do not type)
/s/ Michael J. Sullivan	5/27/2011
PRINTED NAME AND TITLE OF PERSON SIGNING
Michael J. Sullivan, Owner
ADDRESS
4830 Sorento Road Sacramento, CA 95835
STATE OF CALIFORNIA
AGENCY NAME
California Department of Transportation (Caltrans)
BY (Authorized signature)	DATE SIGNED (Do not type)
/s/ Lindy K. Wilson	6/01/2011
PRINTED NAME AND TITLE OF PERSON SIGNING		☒ Exempt Per: PCC 10100
Lindy K. Wilson, Contract Officer
ADDRESS
1727 30 Street 4th Floor Sacramento, CA 95816

STATE OF CALIFORNIA		Department of Transportation
STANDARD AGREEMENT
STD 213 (Rev 09/01)
AGREEMENT NUMBER
	Public Works Agreement	56A0305
REGISTRATION NUMBER

1.	This Agreement is entered into between the State Agency and the Contractor named below:
STATE AGENCY'S NAME
California Department of Transportation (Caltrans)
CONTRACTOR'S NAME
Michael J. Sullivan Communications
2.	The term of this Agreement is:	June 1, 2011 through May 31, 2014
3.	The maximum amount of this Agreement is:	1,117,498.80 One Million One Hundred Seventeen Thousand Four Hundred Ninety-eight Dollars and Eighty Cents
4.	The parties agree to comply with the terms and conditions of the following exhibits/attachments, which are by this reference made a part of the Agreement.

Exhibit A — Scope of Work	17 Pages
Exhibit B — Budget Detail and Payment Provisions	8 Pages
Exhibit C* — General Terms and Conditions (Electronic File: GTC 610)
Exhibit D - Special Terms and Conditions	3 Pages
Exhibit E — Additional Provisions	4 Pages
Attachment 1 — Bid Proposal	1 Page
Attachment 2 — Bidder Declaration Form, GSPD-05-105	2 Pages
Attachment 3 — Contractor Certification Clause	4 Pages
Attachment 4 — Maintenance Service Agreements Labor Compliance Offices	1 Page
Attachment 5 — Service Request Ticket Listing/Work Authorization	3 Pages
Attachment 6 — District Communications Line & Element Inventory (2009)	2 Pages

Items shown with an Asterisk (*), are hereby incorporated by reference and made part of this Agreement as if attached hereto. These documents can be viewed at http://www.ols.dos.ca.gov/Standard+Language/default.htm

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto.
CONTRACTOR		California Department of
CONTRACTOR'S NAME (if other than an individual, state whether a corporation, partnership, etc.)		General Services Use
Michael J. Sullivan Communications		Only
BY (Authorized signature)	DATE SIGNED (Do not type)
/s/ Michael J. Sullivan	5/27/2011
PRINTED NAME AND TITLE OF PERSON SIGNING
Michael J. Sullivan, Owner
ADDRESS
4830 Sorento Road Sacramento, CA 95835
STATE OF CALIFORNIA
AGENCY NAME
California Department of Transportation (Caltrans)
BY (Authorized signature)	DATE SIGNED (Do not type)
/s/ Lindy K. Wilson	6/01/2011
PRINTED NAME AND TITLE OF PERSON SIGNING		☒ Exempt Per: PCC 10100
Lindy K. Wilson, Contract Officer
ADDRESS
1727 30 Street 4th Floor Sacramento, CA 95816

STATE OF CALIFORNIA		Department of Transportation
STANDARD AGREEMENT
STD 213 (Rev 09/01)
AGREEMENT NUMBER
	Public Works Agreement	56A0306
REGISTRATION NUMBER

1.	This Agreement is entered into between the State Agency and the Contractor named below:
STATE AGENCY'S NAME
California Department of Transportation (Caltrans)
CONTRACTOR'S NAME
Michael J. Sullivan Communications
2.	The term of this Agreement is:	June 1, 2011 through May 31, 2014
3.	The maximum amount of this Agreement is:	$1,840,873.10 One Million Eight Hundred Forty Thousand Eight Hundred Seventy-three Dollars and Ten Cents
4.	The parties agree to comply with the terms and conditions of the following exhibits/attachments, which are by this reference made a part of the Agreement.

Exhibit A — Scope of Work	17 Pages
Exhibit B — Budget Detail and Payment Provisions	8 Pages
Exhibit C* — General Terms and Conditions (Electronic File: GTC 610)
Exhibit D - Special Terms and Conditions	3 Pages
Exhibit E — Additional Provisions	4 Pages
Attachment 1 — Bid Proposal	1 Page
Attachment 2 — Bidder Declaration Form, GSPD-05-105	2 Pages
Attachment 3 — Contractor Certification Clause	4 Pages
Attachment 4 — Maintenance Service Agreements Labor Compliance Offices	1 Page
Attachment 5 — Service Request Ticket Listing/Work Authorization	3 Pages
Attachment 6 — District Communications Line & Element Inventory (2009)	2 Pagse

Items shown with an Asterisk (*), are hereby incorporated by reference and made part of this Agreement as if attached hereto. These documents can be viewed at http://www.ols.dos.ca.gov/Standard+Language/default.htm

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto.
CONTRACTOR		California Department of
CONTRACTOR'S NAME (if other than an individual, state whether a corporation, partnership, etc.)		General Services Use
Michael J. Sullivan Communications		Only
BY (Authorized signature)	DATE SIGNED (Do not type)
/s/ Michael J. Sullivan	5/27/2011
PRINTED NAME AND TITLE OF PERSON SIGNING
Michael J. Sullivan, Owner
ADDRESS
4830 Sorento Road Sacramento, CA 95835
STATE OF CALIFORNIA
AGENCY NAME
California Department of Transportation (Caltrans)
BY (Authorized signature)	DATE SIGNED (Do not type)
/s/ Lindy K. Wilson	6/01/2011
PRINTED NAME AND TITLE OF PERSON SIGNING		☒ Exempt Per: PCC 10100
Lindy K. Wilson, Contract Officer
ADDRESS
1727 30 Street 4th Floor Sacramento, CA 95816

STATE OF CALIFORNIA		Department of Transportation
STANDARD AGREEMENT
STD 213 (Rev 09/01)
AGREEMENT NUMBER
	Public Works Agreement	56A0298
REGISTRATION NUMBER

1.	This Agreement is entered into between the State Agency and the Contractor named below:
STATE AGENCY'S NAME
California Department of Transportation (Caltrans)
CONTRACTOR'S NAME
Michael J. Sullivan Communications
2.	The term of this Agreement is:	June 1, 2011 through May 31, 2014
3.	The maximum amount of this Agreement is:	$403,499.60 Four Hundred Three Thousand Four Hundred Ninety-nine Dollars and Sixty Cents
4.	The parties agree to comply with the terms and conditions of the following exhibits/attachments, which are by this reference made a part of the Agreement.

Exhibit A — Scope of Work	17 Pages
Exhibit B — Budget Detail and Payment Provisions	8 Pages
Exhibit C* — General Terms and Conditions (Electronic File: GTC 610)
Exhibit D - Special Terms and Conditions	3 Pages
Exhibit E — Additional Provisions	4 Pages
Attachment 1 — Bid Proposal	1 Page
Attachment 2 — Bidder Declaration Form, GSPD-05-105	2 Pages
Attachment 3 — Contractor Certification Clause	4 Pages
Attachment 4 — Maintenance Service Agreements Labor Compliance Offices	1 Page
Attachment 5 — Service Request Ticket Listing/Work Authorization	3 Pages
Attachment 6 — District Communications Line & Element Inventory (2009)	2 Pages

Items shown with an Asterisk (*), are hereby incorporated by reference and made part of this Agreement as if attached hereto. These documents can be viewed at http://www.ols.dos.ca.gov/Standard+Language/default.htm

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto.
CONTRACTOR		California Department of
CONTRACTOR'S NAME (if other than an individual, state whether a corporation, partnership, etc.)		General Services Use
Michael J. Sullivan Communications		Only
BY (Authorized signature)	DATE SIGNED (Do not type)
/s/ Michael J. Sullivan	5/27/2011
PRINTED NAME AND TITLE OF PERSON SIGNING
Michael J. Sullivan, Owner
ADDRESS
4830 Sorento Road Sacramento, CA 95835
STATE OF CALIFORNIA
AGENCY NAME
California Department of Transportation (Caltrans)
BY (Authorized signature)	DATE SIGNED (Do not type)
/s/ Lindy K. Wilson	6/01/2011
PRINTED NAME AND TITLE OF PERSON SIGNING		☒ Exempt Per: PCC 10100
Lindy K. Wilson, Contract Officer
ADDRESS
1727 30 Street 4th Floor Sacramento, CA 95816

STATE OF CALIFORNIA		Department of Transportation
STANDARD AGREEMENT
STD 213 (Rev 09/01)
AGREEMENT NUMBER
	Public Works Agreement	56A0299
REGISTRATION NUMBER

1.	This Agreement is entered into between the State Agency and the Contractor named below:
STATE AGENCY'S NAME
California Department of Transportation (Caltrans)
CONTRACTOR'S NAME
Michael J. Sullivan Communications
2.	The term of this Agreement is:	June 1, 2011 through May 31, 2014
3.	The maximum amount of this Agreement is:	$87,899.92 Eighty-seven Thousand Eight Hundred Ninety-nine Dollars and Ninety-two Cents
4.	The parties agree to comply with the terms and conditions of the following exhibits/attachments, which are by this reference made a part of the Agreement.

Exhibit A — Scope of Work	17 Pages
Exhibit B — Budget Detail and Payment Provisions	8 Pages
Exhibit C* — General Terms and Conditions (Electronic File: GTC 610)
Exhibit D - Special Terms and Conditions	3 Pages
Exhibit E — Additional Provisions	4 Pages
Attachment 1 — Bid Proposal	1 Page
Attachment 2 — Bidder Declaration Form, GSPD-05-105	2 Pages
Attachment 3 — Contractor Certification Clause	4 Pages
Attachment 4 — Maintenance Service Agreements Labor Compliance Offices	1 Page
Attachment 5 — Service Request Ticket Listing/Work Authorization	3 Pages
Attachment 6 — District Communications Line & Element Inventory (2009)	2 Pages

Items shown with an Asterisk (*), are hereby incorporated by reference and made part of this Agreement as if attached hereto. These documents can be viewed at http://www.ols.dos.ca.gov/Standard+Language/default.htm

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto.
CONTRACTOR		California Department of
CONTRACTOR'S NAME (if other than an individual, state whether a corporation, partnership, etc.)		General Services Use
Michael J. Sullivan Communications		Only
BY (Authorized signature)	DATE SIGNED (Do not type)
/s/ Michael J. Sullivan	5/27/2011
PRINTED NAME AND TITLE OF PERSON SIGNING
Michael J. Sullivan, Owner
ADDRESS
4830 Sorento Road Sacramento, CA 95835
STATE OF CALIFORNIA
AGENCY NAME
California Department of Transportation (Caltrans)
BY (Authorized signature)	DATE SIGNED (Do not type)
/s/ Lindy K. Wilson	6/01/2011
PRINTED NAME AND TITLE OF PERSON SIGNING		☒ Exempt Per: PCC 10100
Lindy K. Wilson, Contract Officer
ADDRESS
1727 30 Street 4th Floor Sacramento, CA 95816

STATE OF CALIFORNIA		Department of Transportation
STANDARD AGREEMENT
STD 213 (Rev 09/01)
AGREEMENT NUMBER
	Public Works Agreement	56A0300
REGISTRATION NUMBER

1.	This Agreement is entered into between the State Agency and the Contractor named below:
STATE AGENCY'S NAME
California Department of Transportation (Caltrans)
CONTRACTOR'S NAME
Michael J. Sullivan Communications
2.	The term of this Agreement is:	June 1, 2011 through May 31, 2014
3.	The maximum amount of this Agreement is:	$654,374.30 Six Hundred Fifty-four Thousand Three Hundred Seventy-four Dollars and Thirty Cents
4.	The parties agree to comply with the terms and conditions of the following exhibits/attachments, which are by this reference made a part of the Agreement.

Exhibit A — Scope of Work	17 Pages
Exhibit B — Budget Detail and Payment Provisions	8 Pages
Exhibit C* — General Terms and Conditions (Electronic File: GTC 610)
Exhibit D - Special Terms and Conditions	3 Pages
Exhibit E — Additional Provisions	4 Pages
Attachment 1 — Bid Proposal	1 Page
Attachment 2 — Bidder Declaration Form, GSPD-05-105	2 Pages
Attachment 3 — Contractor Certification Clause	4 Pages
Attachment 4 — Maintenance Service Agreements Labor Compliance Offices	1 Page
Attachment 5 — Service Request Ticket Listing/Work Authorization	3 Pages
Attachment 6 — District Communications Line & Element Inventory (2009)	2 Pages

Items shown with an Asterisk (*), are hereby incorporated by reference and made part of this Agreement as if attached hereto. These documents can be viewed at http://www.ols.dos.ca.gov/Standard+Language/default.htm

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto.
CONTRACTOR		California Department of
CONTRACTOR'S NAME (if other than an individual, state whether a corporation, partnership, etc.)		General Services Use
Michael J. Sullivan Communications		Only
BY (Authorized signature)	DATE SIGNED (Do not type)
/s/ Michael J. Sullivan	5/27/2011
PRINTED NAME AND TITLE OF PERSON SIGNING
Michael J. Sullivan, Owner
ADDRESS
4830 Sorento Road Sacramento, CA 95835
STATE OF CALIFORNIA
AGENCY NAME
California Department of Transportation (Caltrans)
BY (Authorized signature)	DATE SIGNED (Do not type)
/s/ Lindy K. Wilson	6/01/2011
PRINTED NAME AND TITLE OF PERSON SIGNING		☒ Exempt Per: PCC 10100
Lindy K. Wilson, Contract Officer
ADDRESS
1727 30 Street 4th Floor Sacramento, CA 95816